Ventas, Inc. Ventas, Inc. February 2009 February 2009 Exhibit 99.1

Forward-Looking Statements
Forward-Looking Statements
This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section
21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, among others, statements of expectations, beliefs, future plans and strategies, anticipated results from operations and developments and other matters that are not historical facts. The forward-
looking statements are based on management’s beliefs as well as on a number of assumptions concerning future events. Readers of these materials are cautioned not to put undue reliance on these forward-looking statements, which are not a guarantee of performance and are subject to a number of uncertainties and other factors that could cause actual events or results to differ materially from those expressed or implied by the forward-looking statements. The most important factors that could prevent the Company from achieving its stated goals include, but are not limited to: (a) the ability and willingness of the Company‘s operators, tenants, borrowers, managers and other third parties, as applicable, to meet and/or perform the obligations under their various contractual arrangements with the Company; (b) the ability and willingness of Kindred Healthcare, Inc. (together with its subsidiaries, “Kindred”), Brookdale Living Communities, Inc. (together with its subsidiaries, “Brookdale”) and Alterra Healthcare Corporation
(together with its subsidiaries, “Alterra”) to meet and/or perform their obligations to indemnify, defend and hold the Company harmless from and against various claims, litigation and liabilities under the Company’s respective contractual arrangements with Kindred, Brookdale and Alterra; (c) the ability of the Company‘s operators, tenants, borrowers and managers, as applicable, to maintain the financial strength and liquidity necessary to satisfy their respective obligations and liabilities to third parties, including without limitation obligations under their existing credit facilities; (d) the
Company's success in implementing its business strategy and the Company's ability to identify, underwrite, finance, consummate and integrate diversifying acquisitions or investments, including those in different asset types and outside the United States; (e) the extent of future or pending healthcare reform and regulation, including cost containment measures and changes in reimbursement policies, procedures and rates; (f) the ability of the Company’s operators and managers, as applicable, to deliver high quality services, to attract and retain qualified personnel and to attract residents and patients; (g) the Company‘s ability and willingness to maintain its qualification as a REIT due to economic, market, legal, tax or other considerations; (h) risks associated with the Company’s seniors housing communities managed by Sunrise Senior Living, Inc. (together with its subsidiaries, “Sunrise”), including the timely delivery of accurate property-level financial results for those properties; (i) factors causing volatility in the
Company’s revenues generated by its senior housing communities managed by Sunrise, including without limitation national and regional economic conditions, costs of materials, energy, labor and services, employee benefit costs and professional and general liability claims; and (j) the other factors set forth in the Company‘s periodic filings with the Securities and Exchange Commission.
Please note that quantitative reconciliations between each non-GAAP financial measure contained in this presentation and its most directly comparable GAAP measure are available in the Investor Relations section of the Company’s website at www.ventasreit.com.

Ventas
Ventas
Overview
Overview
A Leading Healthcare REIT (NYSE: VTR)
$7 billion Enterprise Value
$4 billion Equity Value
Investment Grade Balance Sheet and Strong Liquidity
-- No Net Debt Maturities Until 2010
Powerful Demand Drivers:  Healthcare and Senior Demographic
500+ Diversified Healthcare and Seniors Housing assets
in 43 states and Canada
Highly structured triple-net leases with downside protection and credit support to providers of healthcare and seniors housing
Best-in-Class communities managed by Sunrise
Over 50,000 beds/units
Focus on Safety, Financial Strength and Opportunity
“…our first priority has been to stay safe and liquid and increase financial flexibility.”
-Debra Cafaro, November 2008 Earnings Call

Commitment to Investment Grade Rating
BBB- (S&P and Fitch)
Positive Outlook (Fitch) – 8/08
Investment Grade Balance Sheet and Strong Liquidity
Low Leverage and Good Liquidity Position Ventas Well for Protracted
Downturn or Investment Opportunities
Strategically Diversified Portfolio of High-Quality, Productive Assets
Excellent Tenant-Operators with Experience and Scale
Strong Track Record of Performance
Consistent Cash Flow Growth
Strong and Experienced Management Team and Board of Directors
Good Industry Fundamentals – Demand Drivers and Supply in Balance
Large and Growing Opportunity in Healthcare Real Estate

Investment Rationale
Investment Rationale
Ventas Track Record of Consistent Cash Flow and Dividend Growth in a Low Risk,
Highly Diversified Enterprise With Protected Downside

Recent Initiatives to Strengthen Ventas
Recent Initiatives to Strengthen Ventas
Proactive Approach to Enhance Liquidity
Raise Equity/Repay Debt/Buy Bonds/Reduce Fixed Charges/Hold Cash on
Hand
Q408:  $126mm Freddie Mac refinancing
2008:  Repaid $143mm mortgage debt
2008:  Bought $176mm ’09/’10 Bonds at a Discount
$1.5B of equity raised since May 2007
Expand Revolver
March 2008:  Revolver Expanded from $700mm to $850mm
4Q08:  Drew down revolver
Credit Upgrades
August 2008:  Fitch (BBB-) Positive Outlook
2008:  S&P Investment Grade Rating (BBB-)
Sell Assets $400mm
’07/’08:  $300mm in asset sales
January 2009:  $59mm asset sale
1Q09:  $35mm pending asset sale
Strong Liquidity and No Net Debt Maturities Until 2010
  $230mm convertible note at 3 7/8% - downside protection

Recent Initiatives to Strengthen Ventas
Recent Initiatives to Strengthen Ventas
Proactive Approach to Enhance Liquidity
Sell Assets $400mm
’07/’08:  $300mm in asset sales
January 2009:  $59mm asset sale
1Q09:  $35mm pending asset sale
Diversification through Acquisitions
$5+ billion of acquisitions since 1/1/04
$200mm of MOB acquisitions in 2007/08
Diversify Portfolio by Tenant, Payor, Geography, Type of Investment
No Entrance Fee CCRCs
Limited Forward Commitments and Acquisitions
Small MOB Development Pipeline $66M
Conservative Dividend
2008:  $2.05 per share
Payout Ratio 75% of FFO
$80+ million retained cash flow
Ventas Undertook a Number of Actions Before the Start of
the Global Economic and Credit Crisis
  Preleased MOBs With Developer Completion Guarantees

Focus on Liquidity & Balance Sheet Strength
Focus on Liquidity & Balance Sheet Strength
Ventas Strong Liquidity Position – No Net Debt Maturities Until 2010
1
(1) Maturities and net revolver balance as of December 4, 2008; Revolver due Q2 2010
$0
$100
$200
$300
$400
$500
Net
Revolver
Balance
4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 2012 2013 2014 2015 2016 2017 Thereafter
Senior / Convertible Notes
Mortgage Debt Credit Facility
Ventas is in a Strong Position Liquidity with Limited Near-Term Maturities

'08-'12 Funding Needs as a % of Total Assets
HCN
VTR
NHP
HR
HCP
33%
19%
25%
23%
20%
0%
5%
10%
15%
20%
25%
30%
35%
40%
2008
2009
2010
2011
2012

Focus on Liquidity and Balance Sheet
Focus on Liquidity and Balance Sheet
Ventas Remains Well Positioned With Limited Forward Commitments
1
(1) Source:  Green Street Advisors research dated December 15, 2008

Focus on Liquidity & Balance Sheet Strength
Focus on Liquidity & Balance Sheet Strength
$850 Million
Unsecured Revolver
with Ample Undrawn Capacity
($ in millions) at 12/4/08
($ in millions)
"Accordion Feature"
Remaining Capacity
Net Revolver Balance
$120mm Net Revolver Balance
$120
$730
$150
$0
$200
$400
$600
$800
$1,000
Balances as of 12/4/2008

Focus on Liquidity and Balance Sheet
Focus on Liquidity and Balance Sheet
Excellent Credit Statistics
Ventas Credit Statistics and Covenant Compliance are Strong and Continue to Improve
Debt Covenant Ratios: '02 Bonds
Required 2008(E)
Incurrence of Debt Less than 60% 41%
Incurrence of Secured Debt Less than 40% 10%
Total Unencumbered Asset Greater than 150% 249%
Consolidated Income Avail.
for Debt Service to Debt Service Greater than 2.00x 4.3x
Credit Facility
Required 2008(E)
Secured Debt Leverage Less than 30% 17%
Unsecured Leverage Less than 60% 34%
Fixed Charge Coverage Greater than 1.75x 2.9x
Unencumbered Interest Coverage Greater than 2.00x 4.1x

3.2x
3.5x
3.3x
3.7x
4.1x
1.0x
1.5x
2.0x
2.5x
3.0x
3.5x
4.0x
4.5x
4Q07 1Q08 2Q08 3Q08 4Q08(E)
40%
36%
40%
34% 34%
0%
10%
20%
30%
40%
50%
60%
70%
4Q07 1Q08 2Q08 3Q08 4Q08(E)
19% 19% 19%
18%
17%
0%
5%
10%
15%
20%
25%
30%
35%
40%
4Q07 1Q08 2Q08 3Q08 4Q08(E)
2.4x
2.5x
2.6x
2.8x
2.9x
1.0x
1.5x
2.0x
2.5x
3.0x
3.5x
4Q07 1Q08 2Q08 3Q08 4Q08(E)

Secured Debt Leverage Ratio
Unsecured Leverage Ratio
Fixed Charge Coverage Ratio
Unencumbered Interest Cov.
Ratio
Maximum
Maximum
Minimum
Minimum
Covenants Show
Financial Flexibility
and Improving
Trends
Focus on Liquidity and Balance Sheet
Focus on Liquidity and Balance Sheet
Covenants Show Improving Trends

4 Dimensions of Diversification
4 Dimensions of Diversification
Lead to Enhanced Revenue Reliability
Lead to Enhanced Revenue Reliability
Geographic
Asset Type / Revenue Source
Tenant / Operator / Borrower
NNN / Operating / Debt

Portfolio Composition:
Portfolio Composition:
Steady Contractual Growth With Downside Protection
Steady Contractual Growth With Downside Protection
Long Term NNN Leases Provide Steady Cash
Flow Growth and Tenant Credit Support
1
(1) Annualized 3Q 2008 Ventas NOI assuming all events occurred at the beginning of the period.
NNN Portfolio
77%
Operating Assets
23%
Average Remaining NNN Lease Term of 7 Years Provides Cash Flow Stability
Long Term
Corporate Credit
Anchors Ventas
Cash Flows

2.6x
2.0x
1.3x
4.9x
1.8x
0.0
1.0
2.0
3.0
4.0
5.0
Hospitals SNFs Senoir Housing Other Total
Excellent Tenant and Asset Class Portfolio Coverage
Excellent Tenant and Asset Class Portfolio Coverage
Ventas Properties Have Strong Cash Flow:Rent Coverage
(1) Trailing Twelve Months EBITDARM to Cash Rent using the latest available financials.  In instances where full 12 months of data does not exist, annualized or underwritten data is used.
(2) EBITDARM is defined as earnings before interest, income taxes, depreciation, amortization, rent, and management fees.
EBITDARM:Rent Coverage of Triple Net Leased Assets
1,2

Portfolio Composition:  Operating Portfolio
Portfolio Composition:  Operating Portfolio
Provides Higher Growth Potential
Provides Higher Growth Potential
Granularity and Shorter Tenor Leases
From ~7,000 Individual Seniors and 200+ MOB Tenants
77%
23%
Other VTR NOI
Senior Housing +
MOB Operating Assets

Geographically Diversified Portfolio
Geographically Diversified Portfolio
516 Facilities Located in 43 States and 2 Provinces
516 Facilities Located in 43 States and 2 Provinces
Balances Single State Regulatory, Reimbursement and Economic Changes
Seniors Housing 253
Skilled Nursing Facilities 192
Hospitals 41
Medical Office and Other Facilities30
Total Owned Facilities          516

Diversification by Asset Type and Tenant/Payor
Diversification by Asset Type and Tenant/Payor
Tenant/Payor Mix by NOI
1
Asset Class Mix by NOI
1
(1) Annualized 3Q 2008 Ventas NOI assuming all events occurred at the beginning of the period. Percentages are rounded to the nearest whole number.
Total NOI (3Q 2008 Annualized): $625 Million
SNF
29%
Hospitals
15%
MOBs
3%
Loan
Investments
2%
Seniors
Housing
51%
Brookdale
20%
Loan
Investments
2%
Emeritus
3%
CSL
2%
Formation
1%
SeniorCare
8%
Seniors
Housing
Operating
Assets
19%
MOBs
3%
Kindred
39%
Other
3%

VENTAS

Kindred Healthcare

BROOKDALE SENIOR LIVING

SUNRISE® SENIOR LIVING

Tenant/Operators Have Experience and Scale
Tenant/Operators Have Experience and Scale
Excellent Operators/Tenants
Kindred (NYSE: KND)
Quality SNF, LTAC and Rehab
Largest post-acute provider
Sunrise, Inc. (NYSE: SRZ)
High quality, high acuity, mission-driven leader
Brookdale (NYSE: BKD)
4Q08 occupancy flat vs. 3Q08
Diversified Assets
Public Company Tenant/Operator Exposure Provides Transparency and Credibility

79 new, high-quality private pay Assisted & Independent Living communities
Managed by Sunrise Senior Living, Inc. (NYSE: SRZ)
High barrier-to-entry locations – major metro markets
Highly productive:  >$5,000 per month
Q3 NOI of $35.2mm
2008(E) NOI of $137-140mm
Q3 Results
92% same-store stabilized occupancy (72) up 1% versus Q208
NOI up over 4% YoY (78 communities)
Steady growth at 3 lease-up assets
Canadian market continues to exhibit strong fundamentals
12 communities
Undersupplied in high quality senior housing
Ventas team visits each community at least once a year
Limited new construction of senior housing assets
1.5% AL/ALZ through 2009
0 AL/ALZ deliveries in 2010

Sunrise Portfolio –
Sunrise Portfolio –
Best-in-Class
Best-in-Class

High Quality Assets –
High Quality Assets –
Sunrise
Sunrise
Assisted Living Facility (lease-
up)
Sunrise of Staten Island
Staten Island, NY
Assisted Living Facility
Sunrise of Exton
Exton, PA
Assisted Living Facility
Sunrise of Lincoln Park
Chicago, IL
Assisted Living Facility
Sunrise of Aurora
Aurora, ON

2008 Pro Forma Kindred Corporate Coverage
1
Strong Kindred Portfolio –
Strong Kindred Portfolio –
Reliable Cash Flow
Reliable Cash Flow
Strong Master Leases Create Value
and Opportunities
Kindred corporate credit ($500mm equity value) stands
behind pooled, multi-facility Master Leases
- Largest provider of LTC in U.S.
- Operates 82 hospitals and 228 SNFs
EBITDAR increased 7% to $118mm in 3Q08 vs. 3Q07
Excellent property level cash flow coverage (2.2x) - $243mm
rent
Strong corporate fixed charge coverage with $200+mm
cushion
Positive relationship with Kindred and Master Lease
structure create additional opportunities for value creation
Positive FY2009 Reimbursement
Environment – SNFs & LTACs
Favorable MedPAC recommendations FY2010
(1) Source: Stifel Nicolaus estimates as of December 3, 2008
$348
$561
$0
$200
$400
$600
$800
2008 EBITDAR Rent

Positive Medicare/Medicaid Outlook
Positive Medicare/Medicaid Outlook
Reimbursement Outlook
Reimbursement Outlook
Medicare for SNFs
FY2009: 10/1/08 – 9/30/09
3.4% cost of living increase
Proposed reduction for “administrative” revisions delayed indefinitely
FY2010:  MedPAC proposes flat rates
Medicaid for SNFs
Medicaid rates up YoY
Some states are beginning to hold the line on increases
Democratic Administration favors additional Medicaid spending
Stimulus package will include Federal matching funds to states
Medicare for LTACs
FY2009: 7/1/08 - 9/30/09
CMS 2.5% net increase
Previously passed Medicare bill positive for freestanding LTACs
FY2010:  MedPAC proposes 1.6% increase

MOB Initiative Continues to Accelerate
MOB Initiative Continues to Accelerate
Relationships With Regional Partners Expanding
– 1.5mm sf Owned/Under Development
$200 million of MOB Acquisitions in 2007/08
On-Campus
August ’08:  $40mm Acquisition at 7+% yield
3 Pre-leased MOB Developments
Stabilized yields of 7.5%-8.5%
$66mm / $51mm committed financing
Partnerships with Multiple
Developer-Operators Proprietary Pipeline
5 of the Top 20 MOB Developers in the Nation

Population Aged 55+

Growth of Pop. 55+
Share of Procedures

MOBs
MOBs
Are an Attractive Asset Class
Are an Attractive Asset Class
Why Ventas Likes MOBs:
Large, highly-fragmented market:  $150 - $250 billion
Long-term, stable cash flows/high retention rates
Capital needs of hospitals
Medicare regulations favor independent ownership
2011 – Baby boom demographic Medicare eligible
Medicare policy and medical advances drive outpatient treatment and services
Inpatient vs. Outpatient Surgery Procedures
Growth of 55+ Population
(1) U.S. Census Bureau
(2) American Hospital Association, "2007 Chartbook"
Monetization of MOB real estate
Higher demand/utilization
1
2
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005
Outpatient Surgery Procedures Inpatient Surgery Procedures
0
20,000,000
40,000,000
60,000,000
80,000,000
100,000,000
120,000,000
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
55+ Population 55+ Pop. Growth

Ventas Builds Equity Value
Ventas Builds Equity Value
Ventas Outperformance
14.2% Compound 5-Year Annual Total Return
Versus RMS 0.7%
2008 Total Shareholder Return of (21.9%)
Versus RMS (38.0%)
Ventas
NAREIT Healthcare
REIT Index
Composite REIT Index
NYSE Comp. Index
Russell 1000 Index
$0
$50
$100
$150
$200
$250
$300
12/31/2003 12/31/2004 12/31/2005 12/31/2006 12/31/2007 12/31/2008

$0.95
$1.07
$1.30
$1.44
$1.58
$1.90
$2.05
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
2002A 2003A 2004A 2005A 2006A 2007A 2008A
$1.13
$1.36
$1.54
$1.80
$2.09
$2.44
$2.69
$2.71-$2.74
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
2001A 2002A 2003A 2004A 2005A 2006A 2007A 2008E
Strong and Reliable Financial Performance
Strong and Reliable Financial Performance
Superior Dividend Growth and Low Payout
Ratio Increases Reliability
Six Consecutive Years of Double Digit
FFO
1
Per Share Growth and Positive
2008(E)
Excluding merger-related benefits and expenses, gains/losses on sale of assets, the impact of expenses related to asset impairment and valuation allowances, reversal or incurrence of contingent liabilities, the non-cash effect of income tax benefits, dilution, if any, from the convertible notes, and additional acquisition, divestiture and capital transactions.
Consistent Cash Flow and Dividend Growth

Strong and Experienced Management Team
Strong and Experienced Management Team
Name Title Years at Company
Debra A. Cafaro
Chairman of the Board,
President and Chief Executive Officer
9
Raymond J. Lewis
Executive Vice President and
Chief Investment Officer
6
T. Richard Riney
Executive Vice President,
Chief Administrative Officer,
General Counsel and Secretary
10
Richard A. Schweinhart
Executive Vice President and
Chief Financial Officer
6
Ventas Has a Strong and Experienced Management Team With Professionals
From the Real Estate, Finance, Workout and Healthcare Sectors

Independent, Experienced Board of Directors:
Independent, Experienced Board of Directors:
Name Director Since Background
Debra A. Cafaro 1999
Chairman of the Board, CEO and President of Ventas
Former President, director of Ambassador Apartments (NYSE: AAH)
First Vice-Chair of NAREIT
Douglas Crocker II 1998
Former Vice Chairman of the Board of Trustees of Equity Residential
Properties Trust (NYSE: EQR) and former CEO, President and a trustee of
EQR
Ronald G. Geary 1998
Chairman of the Board of ResCare (NASDAQ: RSCR)
Former CEO and President of ResCare
Attorney and certified public accountant
Jay M. Gellert 2001 CEO, President and a director of Health Net (NYSE: HNT)
Robert D. Reed 2008 SVP and CFO of Sutter Health
Sheli Z. Rosenberg 2001
Vice Chairman and former CEO and President of Equity Group Investments,
LLC
James D. Shelton 2008
Chairman of Legacy Hospital Partners, Inc.
Founder and former Chairman and CEO of Triad Hospitals (NYSE: TRI)
Thomas C. Theobald 2003
Senior Advisor at Chicago Growth Capital
Former Managing Director at William Blair Capital Partners
Former Chairman and CEO of Continental Bank Corp.
Ventas’s Corporate Governance Quotient (CGQ®) As of November 1, 2008 Is
Better Than 98.2% of Russell 3000 Companies and 93.7% of Real Estate Companies
Committed to Shareholder Value
Committed to Shareholder Value

Current Investment Focus
Current Investment Focus
Buying Back ’09 and ’10 Bonds at a Discount
Limited, Selective Investments with Existing Tenant/Operators – “Win Win”
Medical Office Buildings and Strategic Platforms
Debt Origination/Purchase
Higher Yielding Opportunistic Transactions
Hospitals, Specialty Care Facilities and NNN Healthcare Properties
Senior Housing and Skilled Nursing
Triple-Net Leases and Operating Real Estate
Focus: Strategic Growth and Risk Adjusted Unlevered Returns
Industry Consolidation
Patient  Approach

Healthcare expected to reach
20%
of GDP by 2017
Healthcare Real Estate Market Opportunities
Healthcare Real Estate Market Opportunities
Healthcare as
Percentage of GDP
US GDP: $13T
(2007)
Est US GDP:
$22T (2017)
Healthcare is
16%
of GDP in 2007
.
Healthcare Real Estate is a $700B Market and Growing -- Long-term Growth Opportunities
Healthcare is 16% of GDP and is Expected to reach 20% by 2017

6%
12%
0%
5%
10%
15%
20%
Healthcare REIT
Ownership
REIT Ownership
Healthcare Real Estate Market Opportunities
Healthcare Real Estate Market Opportunities
$40B External Growth Opportunity
to Match REIT Industry Average
Ownership Levels
$700B Healthcare Real Estate Market
REITs Own Only 6% of the Healthcare Real Estate Market – Far Below the Overall REIT Ownership
Average of 12%
Enormous Penetration and Market Opportunity

Ventas
Ventas
Accomplishments and Highlights
Accomplishments and Highlights
Commitment to Investment Grade Rating
Excellent Liquidity and Investment Grade Balance Sheet/Safety and Financial Strength
Multi-Year Preparation for Credit Crisis
$850mm Revolver with Undrawn Capacity
No Net Debt Maturities Until 2010
Investment Grade Balance Sheet: BBB- Rating From S&P and Fitch (Positive 8/08)
Access to Multiple Capital Markets Including Fannie/Freddie
Improving Covenant Trends
Growth & Diversification Strategy Portfolio of High Quality, Productive Assets
Triple Net Leases with Escalations and Downside Protection
1.8x Coverage with Credit Support
Operating Assets
1.5mm sf MOB portfolio
Best-in-Class Sunrise Assets:  92% Occupancy Q3 2008
Respected Tenant-Operators with Experience and Scale
Good Industry Fundamentals – Demand Drivers and Supply in Balance
Positive Reimbursement Outlook
Reliable and Consistent Cash Flow and Dividends
Experienced Management Team & Board:  Committed to Shareholder Value

33 Appendix A: Appendix A: Q3 2008 Supplemental 1 (1) For further information, please see http://www.ventasreit.com/investors/supplemental.asp

34 Appendix B: Appendix B: SEC Reg. G Compliance (1) For further information, please see http://www.ventasreit.com/investors/supplemental.asp

Non-GAAP Financial Measures
Non-GAAP Financial Measures
Per Share Yearly Funds from Operations (FFO)
and Funds Available for Distribution (FAD)
UPDATED
GUIDANCE
2008
Net income applicable to common shares per diluted common share $1.68 - $1.71
Depreciation and amortization on real estate assets less depreciation related to minority interest less gain on sale of real estate assets, net 1.23 - 1.23
Funds from Operations per diluted share 2.91 - 2.94
Income tax benefit, gain/loss on extinguishment of debt, reversal of contingent liability, provision for loan losses and merger-related expenses, net (0.20) - (0.20)
Normalized Funds from Operations per diluted share 2.71 - 2.74
Straight-lining of rental income and routine capital expenditures (0.19) - (0.19)
Funds Available for Distribution per diluted share $2.52 - $2.55

Non-GAAP Financial Measures
Non-GAAP Financial Measures
Quarterly Funds from Operations (FFO)
and Funds Available for Distribution (FAD)
($ in ‘000s, except per share amounts)
Third Second First Fourth Third
Net income applicable to common shares
64,695 $
Adjustments:
Depreciation and amortization on real estate assets  50,783
Depreciation on real estate assets related to minority interest (1,590)
Discontinued operations:
Gain on sale of real estate assets  -
Depreciation and amortization on real estate assets  -
FFO   113,888
Merger-related expenses 1,248
Reversal of contingent liability (23,328)
Provision for loan losses 5,994
Income tax benefit (982)
Loss (gain) on extinguishment of debt 344
Normalized FFO  97,164
Straight-lining of rental income (3,786)
Routine capital expenditures (2,512)
FAD $     90,866
Per diluted share   :
(1)
Net income applicable to common shares $     0.46
Adjustments:
Depreciation and amortization on real estate assets  0.36
Depreciation on real estate assets related to minority interest (0.01)
Discontinued operations:
Gain on sale of real estate assets  -
Depreciation and amortization on real estate assets  -
FFO   0.81
Merger-related expenses 0.01
Reversal of contingent liability (0.16)
Provision for loan losses 0.04
Income tax benefit (0.01)
Loss (gain) on extinguishment of debt 0.00
Normalized FFO  0.69
Straight-lining of rental income (0.03)
Routine capital expenditures (0.02)
FAD $         0.64
71,066 $
57,435
(1,578)
(25,869)
356
101,410
1,234
-
-
(4,171)

98,668
(3,670)
(1,133)
$     93,865
$    0.51
0.41
(0.01)
(0.19)
-
0.73
0.01
-
-
(0.03)
0.00
0.71
(0.03)
(0.01)
$         0.68
32,052 $
71,124
(1,501)
-

102,207

-
-
(10,404)
(79)
92,370
(3,759)
(823)
$        87,788
$    0.23
0.52
(0.01)
-
0.00
0.75
0.01
-
-
(0.08)
(0.00)
0.68
(0.03)
(0.01)
$            0.64
29,401 $
71,483
(1,391)
-
884
100,377

-
-
(13,342)
-
87,687
(4,379)
(2,927)
$     80,381
$  0.22
0.53
(0.01)
-
0.01
0.75
0.00
-
-
(0.10)
-
0.66
(0.03)
(0.02)
$         0.60
28,014 $
69,666
(1,420)
-

97,143
1,535
-
-
(9,897)
(88)
88,693
(4,326)
(2,243)
$   82,124
$  0.21
0.53
(0.01)
-
0.01
0.73
0.01
-
-
(0.07)
(0.00)
0.66
(0.03)
(0.02)
$       0.62
(1)
2008 Quarters 2007 Quarters
Per share amounts may not add due to rounding.

Non-GAAP Financial Measures
Non-GAAP Financial Measures
(1) EBITDA is defined as: Earnings before interest, income taxes, depreciation and amortization
(2) Total Enterprise Value is defined as Market Value of Equity plus Debt
Net Debt / EBITDA    ($ in ’000s)
EBITDA   ($ in ’000s)
Pro Forma Net Income
Add Back:
Pro Forma Interest (including discontinued operations)
Pro Forma Depreciation and Amortization (including
discontinued operations)
Stock-based Compensation
Loss on Extinguishment of Debt
Income Tax Benefit
Minority Interest
Net Gain on Real Estate Disposals
Other Taxes
Pro Forma EBITDA
TTM
Pro Forma EBITDA
Debt
Cash
Net Debt
Net Debt to Pro Forma EBITDA
Ended
9/30/2008
$638,321
$3,135,350
(125,256)
$3,010,094
4.7x
For the Twelve
Months Ended
9/30/2008
$205,728
216,001
254,699
9,707
460
(27,133)
3,076
(25,869)
1,652
$638,321
Debt / Total Enterprise Value
($ in ’000s)
Fixed Charge Coverage ($ in ‘000s)
Pro forma EBITDA
Interest (including disc. operations) and debt exting.
Scheduled principal debt payments
Non cash amortization and pro forma adjustments
Pro forma fixed charges
Pro forma fixed charge coverage ratio
For the Twelve
Months Ended
09/30/08
638,321
213,767
28,156
(11,922)
230,001
2.8x
Debt
Total Shares Outstanding
x VTR Price Per Share
Market Value of Equity
Total Enterprise Value
Debt to Total Enterprise Value
$
At 9/30/2008
$3,135,350
143,293
$49.42
$7,081,524
$10,216,874
31%
$
$
2 1
1

Ventas, Inc. Ventas, Inc. February 2009 February 2009